                                                                      EXHIBIT 21


                              LIST OF SUBSIDIARIES


                                                                                  Percentage of
                                                                                  Voting Stock
                                                  Jurisdiction                     Owned by the
                                                       of                           Company or
  Name                                            Incorporation                  Other Subsidiary
  ----                                            -------------                  ----------------

 Industrias Universales                                                                 100%
      Unidas de Mexico, S.A.                      Tijuana, Mexico                owned by Company

Suinco Assurance Ltd.                             Bermuda                               100%
                                                                                 owned by Company

Suoftec Light Metal Products B.V.                 Netherlands                           100%
                                                                                 owned by Company

Suoftec Light Metal Products                      Hungary                               50%
Production & Distribution Ltd                                                    owned by Suoftec Light
                                                                                   Metal Products B.V.

Superior Astechnology Inc.                        Delaware, USA                         100%
                                                                                 owned by Company

Superior Engineered                                                                     100%
    Technologies, Inc.                            Delaware, U.S.A.               owned by Company

Superior - Ideal Inc.                             Delaware, USA                         100%
                                                                                 owned by Company

Superior Industries                                                                     100%
    de Mexico S.A. de C.V.                        Chihuahua, Mexico               owned by Company

Superior Industries International                                                       100%
    Distribution Corporation                      California, U.S.A.             owned by Company

Superior Industries                                                                     100%
    International Leasing Corp.                   Delaware, U.S.A.               owned by Company

Superior Industries International -                                                     100%
    Arkansas, Inc.                                Arkansas, U.S.A.               owned by Company

Superior Industries International -                                                     100%
     California, Inc.                             California, U.S.A.             owned by Company



                                                                      EXHIBIT 21



                              LIST OF SUBSIDIARIES
                                   (Continued)


                                                                                  Percentage of
                                                                                  Voting Stock
                                                   Jurisdiction                   Owned by the
                                                       of                          Company or
  Name                                            Incorporation                  Other Subsidiary
  ----                                            -------------                  ----------------
Superior Industries International -                                                     100%
    Kansas, Inc.                                  Kansas, U.S.A.                 owned by Company

Superior Industries International -                                                     100%
    Michigan, Inc.                                Michigan, U.S.A.               owned by Company

Superior Industries International -                                                     100%
    P.R. Inc.                                     Delaware, U.S.A.               owned by Company

Superior Industries International -                                                     100%
    Tennessee, Inc.                               Tennessee, U.S.A.              owned by Company

Superior Industries Management                                                          100%
    Corporation                                   California, U.S.A.             owned by Company

Superior Industries V.I., Inc.                    Virgin Islands                        100%
                                                                                 owned by Company

Superior Performance Products Inc.                Canada                                100%
                                                                                 owned by Company

Topy-Superior Limited                             Tokyo, Japan                          50%
                                                                                 owned by Company
